UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                        Amendment No. 1 to Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  October 14, 1997



                         Berkshire Realty Company, Inc.



          Delaware                 1-10660                04-3086485
          --------                 -------                ----------
 (State or other jurisdiction    (Commission             (IRS Employer
      of incorporation           File Number)          Identification No.)
      or organization)


                470 Atlantic Avenue, Boston, MA          02210
             -----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (617) 423-2233
                                                           ----------------

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

         The following exhibits are filed herewith:


        3(ii) Bylaws as amended of Berkshire Realty Company, Inc.

        4.1 Certificate of Designation designating 2,737,000 shares of Preferred Stock or 2,737,000 shares of Series 1997-A Convertible Preferred Stock (par value $0.01 per share) dated September 30, 1997.

       10.25 Form of Development Acquisition Agreement among Questar Properties, Inc. Stephen M. Gorn, John B. Colvin and BRI OP Limited Partnership

       10.26  Development Contribution Agreement (Avalon, 1,3,4) among
              Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of August 25, 1997

       10.27 Development Contribution Agreement (Liriope) among Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of
              August 25, 1997

       10.28  Development Contribution Agreement (Granite Run) among
              Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of August 25, 1997

       10.29 Development Contribution Agreement (Avalon 2) among Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of
              August 25, 1997

       10.31 Loan Agreement between BRI OP Limited Partnership and GGC, L.L.C. dated as of August 25, 1997

       10.32 Stock Purchase Agreement among Berkshire Realty Company, Inc., Westbrook Real Estate Fund II, L.P. and Westbrook Berkshire Holdings, L.L.C. dated as of September 19, 1997

       10.33 Exchange and Amendment Agreement among Berkshire Realty Company, Inc., Westbrook Berkshire Holdings, L.L.C. and Morgan Stanley Asset Management, Inc., as attorney in fact for certain clients, dated as of September 30, 1997

       10.34 Registration Rights Agreement between Berkshire Realty Company, Inc. and Westbrook Berkshire Holdings, L.L.C.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                BERKSHIRE REALTY COMPANY INC.


                                                /s/ Marianne Pritchard
                                                -----------------------------
                                                Marianne Pritchard
                                                Senior Vice President and
                                                Chief Financial Officer




Date: November 5, 1997

                                 EXHIBIT INDEX

Exhibit No.    Exhibit Item
-----------    -----------------------------------------------------------------

3(ii)          Bylaws as amended of Berkshire Realty Company, Inc.

4.1 Certificate of Designation designating 2,737,000 shares of Preferred Stock or 2,737,000 shares of Series 1997-A Convertible Preferred Stock (par value $0.01 per share) dated September 30, 1997.

10.25 Form of Development Acquisition Agreement among Questar Properties, Inc. Stephen M. Gorn, John B. Colvin and BRI OP Limited Partnership

10.26 Development Contribution Agreement (Avalon, 1,3,4) among Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of August 25, 1997

10.27 Development Contribution Agreement (Liriope) among Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of August 25, 1997

10.28 Development Contribution Agreement (Granite Run) among Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of August 25, 1997

10.29 Development Contribution Agreement (Avalon 2) among Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of August 25, 1997

10.31          Loan Agreement between BRI OP Limited Partnership and GGC, L.L.C.
               dated as of August 25, 1997

10.32 Stock Purchase Agreement among Berkshire Realty Company, Inc., Westbrook Real Estate Fund II, L.P. and Westbrook Berkshire Holdings, L.L.C. dated as of September 19, 1997

10.33 Exchange and Amendment Agreement among Berkshire Realty Company, Inc., Westbrook Berkshire Holdings, L.L.C. and Morgan Stanley Asset Management, Inc., as attorney in fact for certain clients, dated as of September 30, 1997

10.34 Registration Rights Agreement between Berkshire Realty Company, Inc. and Westbrook Berkshire Holdings, L.L.C.